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                                                                   EXHIBIT 99.2


                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Firearms Training Systems, Inc. (the Company) on Form 10-K/A (Amendment Number 2) for the period ending March 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, John A. Morelli, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                             /s/ John A. Morelli
                                             ----------------------------------
                                             John A. Morelli
                                             Chief Financial Officer
                                             November 6, 2002